As filed with the Securities and Exchange Commission on April 24, 2001

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): April 9, 2001
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                           Darling International Inc.
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             (Exact name of Registrant as specified in its charter)




         Delaware                       000-24620            36-2495346
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 (State of Other Jurisdiction          (Commission         (IRS Employer
       of Incorporation)                File Number       Identification No.)




  251 O'Connor Ridge Blvd., Suite 300, Irving, Texas                75038
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       (Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code:  972.717.0300
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Item 5.  Other Events.

         Darling International Inc. (the "Company") is filing this Current Report on Form 8-K to report that on April 9, 2001, Fleet National Bank, as agent (the "Agent") under the Amended and Restated Credit Agreement, dated as of January 22, 1999, by and among the Company, the lenders party thereto (the "Banks"), and the Agent, and Comercia Bank, Credit Lyonnais, New York Branch and Wells Fargo Bank (Texas), National Association, as co-agents, as amended from time to time (as so amended, the "Credit Agreement") notified the Company that an event of default had occurred under a certain section of the Credit Agreement (which section appears to relate to the Company's solvency), and unilaterally limited a revolving credit commitment to $6.9 million less than the amount specified in the Credit Agreement, while reserving the Banks' right to lend additional amounts, at the Agent's discretion. The Company is confident that no event of default under the Credit Agreement has occurred (including any event of default relating to solvency).

         Discussions between the Company and the Agent have been ongoing but the Company has not been successful in its attempts to cause the Agent to rescind the wrongfully issued and incorrect notice of default. The Company believes that it should be able to continue to operate its business despite this reduced credit availability unless the wrongful and incorrect assertion of an event of default causes injury to the Company that in turn requires the obtaining of credit from the Banks in excess of the arbitrary limit imposed by the Agent. The Company is unable to predict whether the Banks would lend sufficient funds to the Company to enable it to meet currently unforeseeable developments resulting from such wrongful event of default notice.

         The Company has engaged The Blackstone Group, L.P. to advise the Company in connection with analyzing, structuring and effecting a restructuring of the Credit Agreement.

         Although the Company hopes that it will be able to successfully restructure its obligations under the Credit Agreement, there can be no assurance that this will occur. The Credit Agreement is scheduled to mature on June 30, 2001.

         A copy of the press release issued by the Company on April 20, 2001 regarding the foregoing has been filed as Exhibit 99.1 to this report.

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        The foregoing contains forward-looking statements regarding the business operations of the Company. These statements are identified by words such
        as  "may,"  "will,"   "expect,"   "believe,"   "intend,"   "anticipate,"
        "estimate," continue," and other words referring to events to occur in the future. These statements reflect the Company's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties, including business and economic conditions in its existing markets. Other risks and uncertainties regarding the Company, the industry in which it operates and the implementation of its business strategy are described in the Company's Form 10-Qs, the most recent filed November 14, 2000; Form 10-K filed March 30, 2001; and the Company's Proxy Statement filed April 20, 2001. The Company undertakes no obligation to update any such forward-looking statements.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

           99.1     Press release issued by the Company on April 20, 2001.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DARLING INTERNATIONAL INC.

Dated:  April 24, 2001                    By: /s/ John O. Muse
                                              -----------------------
                                              John O. Muse
                                              Executive Vice President -
                                              Finance and Administration


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                                 EXHIBITS INDEX

Exhibit
Number            Description

99.1              Press release issued by the Company on April 20, 2001.